UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2017

Image International Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-189359	90-1126431
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8105 Birch Bay Square St., Suite 205, Blaine, WA 98230

(Address of Principal Executive Offices) (Zip Code)

(852)-9022-8228

Registrant’s telephone number, including area code

(Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events.

October 29, 2017, Image International Group, Inc. (the “Company” or IMGL) (OTCQB: IMGL) has signed a letter of intent to acquire the Yangshuo Xingyan lead-zinc mine project in Guangxi, China. The Company expects to complete a sale & purchase agreement by the end of November.

The Yangshuo Xingyan acquisition will include a parcel with a lead-zinc resource, mining equipment, tailings dam and various operational structures. The acquisition will provide IMGL with operating income and an environmental protection mine development model.

The Company plans to expand the current operation in 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2017

Image International Group, Inc.

/s/ Hoi Ming Chan
Hoi Ming Chan
President, Secretary, Chief Executive Officer, Director